UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3999

John Hancock Investment Trust II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Financial Industries Fund

Semiannual report 4/30/18

A message to shareholders

Dear shareholder,

Financial markets around the world experienced a meaningful rise in volatility in the last half of the reporting period, leading to some mixed results for equity investors. Stocks generally declined late in the period as investors reacted to a potential trade war between the United States and China and the prospect of rising inflation. While some in the asset management community believe the sell-off will be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end, and that now appears to be the case.

Ultimately, the asset prices of stocks are underpinned by fundamentals, and the good news is that those continue to appear supportive. Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains. One moderating factor was the U.S. Federal Reserve's steady tightening of monetary policy. While higher interest rates alone may not cause the economy to pull back, markets will be closely attuned to any sign of policymakers quickening the pace of interest-rate increases in the year ahead.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Financial Industries Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
21	Financial highlights
27	Notes to financial statements
36	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/18 (%)

The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Financial stocks advanced until they were interrupted by higher volatility across equities

The financials sector made solid gains in the first half of the period, but this advance was temporarily halted by the emergence of higher volatility stemming from inflation fears and the threat of a trade war.

The fund underperformed its benchmark

The fund underperformed its benchmark, the S&P 500 Financials Index, owing primarily to subsector allocation and the portfolio's currency hedge of its non-U.S. securities, which was negatively impacted by U.S. dollar weakness.

A variety of tailwinds boosted financial stock performance

A number of tailwinds supported stocks in the financials sector, including rising interest rates, tax reform, an improved regulatory backdrop, increased merger-and-acquisition activity, and benign credit conditions.

INDUSTRY COMPOSITION AS OF 4/30/18 (%)

A note about risks

A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a more broadly invested fund. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Susan A. Curry, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Susan A. Curry
Portfolio Manager
John Hancock Asset Management

How would you describe the market environment for financial stocks during the six months ended April 30, 2018?

Several major events that closely concerned the financials sector occurred during the period. The first was the continued advance of a Congressional bill to dismantle parts of the Dodd-Frank Wall Street Reform and Consumer Protection Act, a set of stringent rules that has governed key aspects of the U.S. banking system since 2010. One of the changes contemplated in this regulatory reform bill is to raise the SIFI (systemically important financial institution) level from $50 billion in total assets to $250 billion. If this change is instituted, it could result in higher capital returns, lower expenses, and an increase in merger-and-acquisition activity among regional banks.

The second event was the passage of corporate tax reform at the end of 2017. Many financial companies pay high tax rates, so a reduction of the corporate tax rate will generally carry outsized benefits for the sector. In addition, the tax reform overhaul included provisions related to the immediate expensing of investments, which could potentially give a boost to loan growth as corporate America borrows to facilitate these investments. The third event was the start of the first term of a new Chair at the U.S. Federal Reserve (Fed): Jerome Powell, a Trump appointee who took the reins from Janet Yellen in early February and who has publicly stated his support of loosening the regulatory burden on smaller U.S. banks.

The fourth event, primarily affecting retail brokerage operations, insurance companies, and asset managers, was the delay in the implementation of the Department of Labor's fiduciary rule, which a federal court of appeals struck down in March. While this was generally perceived as a positive event for financial advice companies, the core principles of the rule may eventually reemerge—as they already have, to a degree, in a new set of rules proposed and submitted for public comment by the Securities and Exchange Commission.

While the foregoing events were unfolding, the first half of the period saw strong market performance, but volatility returned to global stock markets at the end of January. This was caused

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       4

by a combination of factors, including an increase in U.S. inflation, rising interest rates, and fears of an impending trade war between the United States and China.

Despite the market volatility, the Fed provided a relatively upbeat assessment of the U.S. economy in mid-March. This positive outlook was accompanied by the Fed's second 25-basis-point rate hike during the period, as well as by the Fed's slightly higher expectations for raising interest rates through 2019. Against a backdrop of generally solid economic data, the 10-year U.S. Treasury briefly rose above the 3% threshold in late April for the first time since 2014. Looking ahead, we expect rising interest rates to continue to be a tailwind for the financials sector.

The fund underperformed its benchmark, the S&P 500 Financials Index. What factors drove this result?

This result was driven by weaker performance of some of the fund's insurance-related holdings, which suffered late in the period despite the rise in long-term interest rates, which is generally positive for insurance companies. The fund had an overweight position in bank stocks, which benefited from factors like the stronger economy, tax reform, higher interest rates, and regulatory easing. However, these positive results were not enough to offset the aforementioned weakness.

Which stocks were among the largest detractors from relative results?

Some of the insurance names in the fund performed well until February, but then ran into performance challenges for the remainder of the period. These included Lincoln National Corp. and CNO Financial Group, Inc., following General Electric Company's (not held) large write-down in its reinsurance unit related to long-term-care (LTC) insurance. The charge caused investors to question the reserve adequacy of other industry players. In the case of Lincoln, we think the company's hybrid

TOP 10 HOLDINGS AS OF 4/30/18 (%)

Bank of America Corp.	3.3
Citizens Financial Group, Inc.	3.2
Comerica, Inc.	3.0
JPMorgan Chase & Co.	3.0
SVB Financial Group	3.0
Zions Bancorporation	2.9
Lincoln National Corp.	2.7
Regions Financial Corp.	2.7
Berkshire Hathaway, Inc., Class B	2.7
KeyCorp	2.6
TOTAL	29.1
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       5

product offering—which combines life insurance with LTC insurance features—doesn't present the same risk as a straightforward LTC insurance company's product set. For CNO, whose performance has been highly correlated with the 10-year U.S. Treasury, the general industry concerns, combined with the company's report of underwhelming results for the first calendar quarter, negatively impacted performance. We continue to find both Lincoln and CNO attractive.

In addition, the fund's benchmark-relative positions in JPMorgan Chase & Co. and Bank of America Corp were detractors. These stocks performed well, and so our underweight of these outsized benchmark weightings hurt the fund's relative results.

Which stocks or strategies stood out as contributors to the fund's relative results?

One holding that stood out as a large contributor was that of SVB Financial Group (SIVB). SIVB is the parent of Silicon Valley Bank, whose business is closely tied to the venture capital, technology, and life sciences industries. This bank had an outstanding first quarter, with better-than-expected loan and earnings growth, which led SIVB to raise its guidance for company earnings in 2018 and gave the stock a substantial boost.

Another regional bank, Comerica, Inc., was a top performer. The mid-cap bank delivered solid earnings, controlled deposit costs, and had a strong increase in its net interest margin. We believe it is well positioned for an environment of rising interest rates.

A third positive contributor was our decision, in August 2017, to eliminate the fund's position in the stock of Wells Fargo & Company. This large benchmark component performed poorly due to recent regulatory constraints on the company's growth; so not having exposure there translated into a solid boost to the fund's results compared to the index.

COUNTRY COMPOSITION AS OF 4/30/18 (%)

United States	78.1
United Kingdom	4.4
Bermuda	2.6
Spain	2.6
Switzerland	2.6
Denmark	2.2
Norway	1.4
France	1.2
Sweden	1.2
Puerto Rico	1.0
Other countries	2.7
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       6

How was the fund positioned at the end of the period?

In terms of individual companies, we added a position in Voya Financial, Inc. during the period. The company has simplified its business model, emphasizing lower capital-intensive businesses. We believe its relatively cheap valuation is compelling. In addition, an attractive price and plentiful opportunities to grow its fixed annuity business led us to initiate a position in Athene Holding, Ltd.

Conversely, we eliminated select European-based holdings due to company-specific factors. The fund's position in Bank of Ireland Group PLC was eliminated as company earnings continue to be negatively impacted by its multiyear program to improve its information technology infrastructure, lower-than-expected loan growth, and persistently low interest rates. A position in BNP Paribus SA (France) was sold in favor of more attractive relative-value opportunities. In addition, the fund's position in Schroders PLC (United Kingdom) was sold as the turnaround in flows was taking longer than expected.

What is your outlook for the financials sector?

Looking ahead, we believe that, absent a trade war, the economic outlook appears to be quite favorable. We expect to maintain an emphasis on U.S. banks that we view as best positioned to outperform in this economic environment, and we believe valuations and the outlook for many life insurance companies appear attractive as well.

MANAGED BY

Susan A. Curry On the fund since 2008 Investing since 1993
Lisa A. Welch On the fund since 2002 Investing since 1986
Ryan P. Lentell, CFA On the fund since 2015 Investing since 1999

The views expressed in this report are exclusively those of Susan A. Curry, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  APRIL 30, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A	5.66	10.06	5.74	-2.47	61.47	74.69
Class B	5.43	10.09	5.66	-2.44	61.73	73.35
Class C	9.47	10.41	5.54	1.38	64.04	71.40
Class I1,2	11.53	11.30	6.33	2.77	70.77	84.74
Class R6[1,2]	11.58	11.26	6.31	2.87	70.49	84.43
Class NAV[1,2]	11.71	11.65	6.50	2.88	73.51	87.70
Index 1†	18.60	14.74	4.54	4.14	98.90	55.94
Index 2†	13.27	12.96	9.02	3.82	83.93	137.11

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, and 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6*	Class NAV
Gross/Net (%)	1.32	2.02	2.02	1.01	0.92	0.90

* Expenses have been estimated for the first year of operations of Class R6 shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P 500 Financials Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Financial Industries Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	4-30-08	17,335	17,335	15,594	23,711
Class C3	4-30-08	17,140	17,140	15,594	23,711
Class I1,2	4-30-08	18,474	18,474	15,594	23,711
Class R6[1,2]	4-30-08	18,443	18,443	15,594	23,711
Class NAV[1,2]	4-30-08	18,770	18,770	15,594	23,711

The S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectus.
2	Class I, Class R6, and Class NAV shares were first offered on 9/9/16, 8/30/17, and 7/12/13, respectively. Returns prior to these dates are those of Class A shares (first offered on 3/14/96) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2017, with the same investment held until April 30, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2017, with the same investment held until April 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 11-1-2017	Ending value on 4-30-2018	Expenses paid during period ended 4-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,026.60	$6.13	1.22%
	Hypothetical example for comparison purposes	1,000.00	1,018.70	6.11	1.22%
Class B	Actual expenses/actual returns	1,000.00	1,022.80	9.68	1.93%
	Hypothetical example for comparison purposes	1,000.00	1,015.20	9.64	1.93%
Class C	Actual expenses/actual returns	1,000.00	1,023.30	9.68	1.93%
	Hypothetical example for comparison purposes	1,000.00	1,015.20	9.64	1.93%
Class I	Actual expenses/actual returns	1,000.00	1,027.70	4.68	0.93%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	4.66	0.93%
Class R6	Actual expenses/actual returns	1,000.00	1,028.70	4.23	0.84%
	Hypothetical example for comparison purposes	1,000.00	1,020.60	4.21	0.84%
Class NAV	Actual expenses/actual returns	1,000.00	1,028.80	4.12	0.82%
	Hypothetical example for comparison purposes	1,000.00	1,020.70	4.11	0.82%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       11

Fund’s investments
AS OF 4-30-18 (unaudited)
	Shares	Value
Common stocks 97.3%		$891,015,457
(Cost $629,429,451)
Financials 92.3%		845,296,084
Banks 54.5%
1st Source Corp.	104,874	5,453,448
Access National Corp.	93,915	2,611,776
American Business Bank (A)	91,931	3,658,762
Ameris Bancorp	217,820	11,261,294
Bank of America Corp.	1,000,152	29,924,548
Bank of Marin Bancorp	60,633	4,398,924
Bankinter SA	1,665,214	17,403,380
Cambridge Bancorp	11,658	1,037,562
Chemical Financial Corp.	179,772	9,867,685
Citigroup, Inc.	196,784	13,434,444
Citizens Financial Group, Inc.	708,606	29,400,063
Comerica, Inc.	292,728	27,686,214
Danske Bank A/S	587,515	20,446,772
DNB ASA	470,535	8,799,634
Equity Bancshares, Inc., Class A (A)	100,100	3,816,813
Evans Bancorp, Inc.	78,789	3,569,142
First Business Financial Services, Inc.	148,579	3,861,568
First Merchants Corp.	222,317	9,577,416
Flushing Financial Corp.	222,648	5,768,810
Glacier Bancorp, Inc.	253,827	9,399,214
Great Western Bancorp, Inc.	196,136	8,069,035
Heritage Commerce Corp.	258,418	4,261,313
Heritage Financial Corp.	122,518	3,638,785
JPMorgan Chase & Co.	249,898	27,183,904
KeyCorp	1,175,756	23,421,060
Level One Bancorp, Inc. (A)	29,203	846,887
M&T Bank Corp.	71,583	13,047,433
MB Financial, Inc.	231,907	9,883,876
Nicolet Bankshares, Inc. (A)	35,808	1,989,851
Nordea Bank AB	1,081,054	10,995,022
Pinnacle Financial Partners, Inc.	126,771	8,119,683
Regions Financial Corp.	1,319,380	24,672,406
Southern First Bancshares, Inc. (A)	51,783	2,374,251
SunTrust Banks, Inc.	345,725	23,094,430
SVB Financial Group (A)	90,202	27,025,421
The First Bancshares, Inc.	60,307	1,950,931
The PNC Financial Services Group, Inc.	112,933	16,444,174
TriCo Bancshares	229,083	8,560,832
U.S. Bancorp	391,834	19,768,025
Unicaja Banco SA (A)(B)	3,723,190	6,752,808
12	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
Union Bankshares Corp.	233,119	$8,814,229
Zions Bancorporation	483,390	26,465,603
Capital markets 8.4%
Altamir	464,713	7,811,208
Ameriprise Financial, Inc.	30,889	4,330,947
Ares Management LP	64,042	1,408,924
Close Brothers Group PLC	414,090	8,718,728
E*TRADE Financial Corp. (A)	153,142	9,292,657
Intermediate Capital Group PLC	239,192	3,563,947
Invesco, Ltd.	522,685	15,142,184
KKR & Company LP	707,771	14,820,725
The Blackstone Group LP (C)	390,987	12,101,048
Consumer finance 5.1%
American Express Company	97,486	9,626,743
Capital One Financial Corp.	225,744	20,456,921
Discover Financial Services	236,380	16,842,075
Diversified financial services 5.7%
Berkshire Hathaway, Inc., Class B (A)	127,079	24,619,015
Cerved Information Solutions SpA	536,037	6,486,538
Eurazeo SA	39,495	3,469,113
Voya Financial, Inc.	334,316	17,501,443
Insurance 17.3%
Aon PLC	132,837	18,925,287
Arthur J. Gallagher & Company	127,173	8,900,838
Assured Guaranty, Ltd.	414,792	15,052,802
Athene Holding, Ltd., Class A (A)	259,565	12,718,685
Chubb, Ltd.	172,508	23,404,158
CNO Financial Group, Inc.	602,081	12,908,617
Gjensidige Forsikring ASA	231,952	3,671,400
James River Group Holdings, Ltd.	250,979	9,115,557
Kinsale Capital Group, Inc.	222,118	11,450,183
Lincoln National Corp.	353,214	24,951,037
Marsh & McLennan Companies, Inc.	108,251	8,822,457
Willis Towers Watson PLC	59,564	8,845,850
Thrifts and mortgage finance 1.3%
OP Bancorp (A)	29,904	376,790
Provident Financial Services, Inc.	227,315	5,937,468
United Community Financial Corp.	519,774	5,265,311
Information technology 0.5%		4,505,870
IT services 0.5%
EVERTEC, Inc.	246,897	4,505,870
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	13

	Shares	Value
Real estate 4.5%		$41,213,503
Equity real estate investment trusts 4.0%
GLP J-REIT	1,774	1,906,990
Green REIT PLC	1,092,183	2,001,214
Irish Residential Properties REIT PLC	2,391,307	3,926,067
Nippon Prologis REIT, Inc.	2,712	5,715,711
Park Hotels & Resorts, Inc.	97,557	2,807,690
Prologis, Inc.	195,374	12,681,726
Rexford Industrial Realty, Inc.	118,819	3,629,920
Washington Prime Group, Inc.	576,766	3,731,676
Real estate management and development 0.5%

VGP NV	62,072	4,812,509
Preferred securities 0.4%		$4,284,336
(Cost $3,300,790)
Financials 0.4%		4,284,336
Banks 0.4%

OFG Bancorp, Series C, 8.750%	3,340	4,284,336
Investment companies 0.0%		$40,934
(Cost $43,865)

AP Alternative Assets LP (A)	340,917	40,934
Warrants 0.1%		$993,975
(Cost $915,198)
American International Group, Inc. (Expiration Date: 1-19-21; Strike Price: $43.85) (A)	57,422	993,975

	Yield (%)	Shares	Value
Securities lending collateral 0.3%			$2,465,063
(Cost $2,464,767)
John Hancock Collateral Trust (D)	1.8834(E)	246,422	2,465,063

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.3%				$11,904,000
(Cost $11,904,000)
U.S. Government Agency 0.7%				6,200,000
Federal Home Loan Bank Discount Note	1.580	05-01-18	6,200,000	6,200,000

	Par value^	Value
Repurchase agreement 0.6%		5,704,000
Barclays Tri-Party Repurchase Agreement dated 4-30-18 at 1.700% to be repurchased at $5,497,260 on 5-1-18, collateralized by $5,673,300 U.S. Treasury Notes, 2.000% due 9-30-20 (valued at $5,607,253, including interest)	5,497,000	5,497,000
Repurchase Agreement with State Street Corp. dated 4-30-18 at 0.740% to be repurchased at $207,004 on 5-1-18, collateralized by $220,000 U.S. Treasury Notes, 2.125% due 2-29-24 (valued at $212,039, including interest)	207,000	207,000

14	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $648,058,071) 99.4%	$910,703,765
Other assets and liabilities, net 0.6%	5,227,411
Total net assets 100.0%	$915,931,176

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	A portion of this security is on loan as of 4-30-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 4-30-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK FINANCIAL INDUSTRIES FUND	15

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CHF	1,410,000	USD	1,453,631	Barclays Bank PLC Wholesale	6/20/2018	—	$(24,883)
CHF	260,000	USD	265,907	Goldman Sachs Bank USA	6/20/2018	—	(2,450)
CHF	50,000	USD	52,659	State Street Bank and Trust Company	6/20/2018	—	(1,994)
DKK	13,570,000	USD	2,240,867	Citibank N.A.	6/20/2018	—	(33,127)
EUR	18,630,000	USD	23,178,493	Citibank N.A.	6/20/2018	—	(598,896)
EUR	5,150,000	USD	6,418,527	Goldman Sachs Bank USA	6/20/2018	—	(176,717)
GBP	11,430,000	USD	16,223,730	HSBC Bank USA	6/20/2018	—	(451,098)
GBP	620,000	USD	873,942	State Street Bank and Trust Company	6/20/2018	—	(18,383)
JPY	44,000,000	USD	418,229	Goldman Sachs Bank USA	6/20/2018	—	(14,404)
NOK	20,620,000	USD	2,668,904	Barclays Bank PLC Wholesale	6/20/2018	—	(94,167)
NOK	67,550,000	USD	8,725,202	Royal Bank of Canada	6/20/2018	—	(290,503)
SEK	8,510,000	USD	1,046,290	Goldman Sachs Bank USA	6/20/2018	—	(70,860)
SEK	31,020,000	USD	3,731,267	UBS AG	6/20/2018	—	(175,705)
USD	1,844,144	CHF	1,720,000	Barclays Bank PLC Wholesale	6/20/2018	$101,276	—
USD	23,929,614	DKK	142,530,000	Citibank N.A.	6/20/2018	741,013	—
USD	84,650,208	EUR	67,753,773	Citibank N.A.	6/20/2018	2,532,501	—
USD	29,289,551	GBP	20,980,000	HSBC Bank USA	6/20/2018	338,560	—
USD	8,306,945	JPY	877,020,000	UBS AG	6/20/2018	257,793	—
USD	23,767,527	NOK	184,240,000	Barclays Bank PLC Wholesale	6/20/2018	762,212	—
USD	516,723	NOK	4,130,000	Royal Bank of Canada	6/20/2018	1,026	—
USD	16,845,860	SEK	137,620,000	UBS AG	6/20/2018	1,071,636	—
						$5,806,017	$(1,953,187)

Derivatives Currency Abbreviations
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar
At 4-30-18, the aggregate cost of investments for federal income tax purposes was $654,928,793. Net unrealized appreciation aggregated to $259,627,802, of which $266,162,357 related to gross unrealized appreciation and $6,534,555 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
16	JOHN HANCOCK FINANCIAL INDUSTRIES FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-18 (unaudited)

Assets
Unaffiliated investments, at value (Cost $645,593,304) including $2,410,536 of securities loaned	$908,238,702
Affiliated investments, at value (Cost $2,464,767)	2,465,063
Total investments, at value (Cost $648,058,071)	910,703,765
Unrealized appreciation on forward foreign currency contracts	5,806,017
Cash	620,756
Foreign currency, at value (Cost $95)	93
Cash segregated at custodian for OTC derivative contracts	400,000
Receivable for investments sold	2,911,130
Receivable for fund shares sold	100,520
Dividends and interest receivable	1,440,305
Receivable for securities lending income	34,350
Other receivables and prepaid expenses	102,198
Total assets	922,119,134
Liabilities
Unrealized depreciation on forward foreign currency contracts	1,953,187
Payable for collateral on OTC derivatives	260,000
Payable for investments purchased	878,627
Payable for fund shares repurchased	249,173
Payable upon return of securities loaned	2,466,222
Payable to affiliates
Accounting and legal services fees	103,047
Transfer agent fees	38,270
Distribution and service fees	89,511
Trustees' fees	1,930
Other liabilities and accrued expenses	147,991
Total liabilities	6,187,958
Net assets	$915,931,176
Net assets consist of
Paid-in capital	$630,258,857
Accumulated distributions in excess of net investment income	(3,183,673)
Accumulated net realized gain (loss) on investment and foreign currency transactions	22,346,054
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	266,509,938
Net assets	$915,931,176

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       17

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($319,305,279 ÷ 15,938,172 shares)[1]	$20.03
Class B ($3,516,401 ÷ 193,615 shares)[1]	$18.16
Class C ($38,623,231 ÷ 2,122,646 shares)[1]	$18.20
Class I ($41,761,092 ÷ 2,086,874 shares)	$20.01
Class R6 ($487,865 ÷ 24,380 shares)	$20.01
Class NAV ($512,237,308 ÷ 25,601,067 shares)	$20.01
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$21.08

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       18

STATEMENT OF OPERATIONS   For the six months ended 4-30-18 (unaudited)

Investment income
Dividends	$11,005,996
Interest	210,645
Securities lending	84,725
Less foreign taxes withheld	(586,969)
Total investment income	10,714,397
Expenses
Investment management fees	3,612,592
Distribution and service fees	713,226
Accounting and legal services fees	103,782
Transfer agent fees	230,459
Trustees' fees	8,846
State registration fees	50,565
Printing and postage	46,118
Professional fees	38,851
Custodian fees	76,470
Other	14,860
Total expenses	4,895,769
Less expense reductions	(40,531)
Net expenses	4,855,238
Net investment income	5,859,159
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	30,575,766
Affiliated investments	(1,967)
Forward foreign currency contracts	(5,142,258)
25,431,541
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(3,779,666)
Affiliated investments	298
Forward foreign currency contracts	(19,013)
(3,798,381)
Net realized and unrealized gain	21,633,160
Increase in net assets from operations	$27,492,319

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       19

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-18	Year ended 10-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$5,859,159	$18,098,795
Net realized gain	25,431,541	51,465,826
Change in net unrealized appreciation (depreciation)	(3,798,381)	193,074,985
Increase in net assets resulting from operations	27,492,319	262,639,606
Distributions to shareholders
From net investment income
Class A	(6,854,777)	(2,527,287)
Class B	(62,673)	(11,449)
Class C	(624,035)	(90,829)
Class I	(986,492)	(154,996)
Class R6[1]	(1,304)	—
Class NAV	(12,535,866)	(5,678,810)
From net realized gain
Class A	(19,570,300)	(19,443,077)
Class B	(265,040)	(358,340)
Class C	(2,638,997)	(2,842,933)
Class I	(2,452,203)	(886,725)
Class R6[1]	(3,112)	—
Class NAV	(29,835,152)	(29,856,361)
Total distributions	(75,829,951)	(61,850,807)
From fund share transactions	3,301,139	(82,761,755)
Total increase (decrease)	(45,036,493)	118,027,044
Net assets
Beginning of period	960,967,669	842,940,625
End of period	$915,931,176	$960,967,669
Undistributed (accumulated distributions in excess of) net investment income	($3,183,673)	$12,002,315

[1]	The inception date for Class R6 shares is 8-30-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       20

Financial highlights

Class A Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$21.12		$16.97	$17.30	$17.28	$15.64	$11.82
Net investment income[2]	0.11		0.34	0.21	0.19	0.16	0.11
Net realized and unrealized gain (loss) on investments	0.45		5.11	(0.38)	(0.08)	1.53	3.75
Total from investment operations	0.56		5.45	(0.17)	0.11	1.69	3.86
Less distributions
From net investment income	(0.43)		(0.15)	(0.16)	(0.09)	(0.05)	(0.04)
From net realized gain	(1.22)		(1.15)	—	—	—	—
Total distributions	(1.65)		(1.30)	(0.16)	(0.09)	(0.05)	(0.04)
Net asset value, end of period	$20.03		$21.12	$16.97	$17.30	$17.28	$15.64
Total return (%)[3,4]	2.66	[5]	32.93	(1.01)	0.67	10.84	32.71
Ratios and supplemental data
Net assets, end of period (in millions)	$319		$343	$272	$335	$322	$322
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	[6]	1.21	1.26	1.24	1.29	1.35
Expenses including reductions	1.22	[6]	1.20	1.25	1.24	1.29	1.35
Net investment income	1.04	[6]	1.75	1.28	1.11	0.93	0.78
Portfolio turnover (%)	13		24	38	21	21	18

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       21

Class B Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$19.23		$15.56	$15.87	$15.88	$14.44	$10.97
Net investment income[2]	0.03		0.19	0.09	0.06	0.02	—	[3]
Net realized and unrealized gain (loss) on investments	0.41		4.66	(0.36)	(0.07)	1.42	3.47
Total from investment operations	0.44		4.85	(0.27)	(0.01)	1.44	3.47
Less distributions
From net investment income	(0.29)		(0.03)	(0.04)	—	—	—
From net realized gain	(1.22)		(1.15)	—	—	—	—
Total distributions	(1.51)		(1.18)	(0.04)	—	—	—
Net asset value, end of period	$18.16		$19.23	$15.56	$15.87	$15.88	$14.44
Total return (%)[4,5]	2.28	[6]	31.98	(1.65)	(0.13)	9.97	31.63
Ratios and supplemental data
Net assets, end of period (in millions)	$4		$4	$5	$8	$10	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94	[7]	1.95	1.96	1.99	2.11	2.11
Expenses including reductions	1.93	[7]	1.94	1.95	1.98	2.10	2.10
Net investment income	0.31	[7]	1.04	0.59	0.36	0.11	0.04
Portfolio turnover (%)	13		24	38	21	21	18

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       22

Class C Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$19.26		$15.59	$15.90	$15.90	$14.45	$10.97
Net investment income[2]	0.03		0.19	0.09	0.06	0.03	—	[3]
Net realized and unrealized gain (loss) on investments	0.42		4.66	(0.36)	(0.06)	1.42	3.48
Total from investment operations	0.45		4.85	(0.27)	—	1.45	3.48
Less distributions
From net investment income	(0.29)		(0.03)	(0.04)	—	—	—
From net realized gain	(1.22)		(1.15)	—	—	—	—
Total distributions	(1.51)		(1.18)	(0.04)	—	—	—
Net asset value, end of period	$18.20		$19.26	$15.59	$15.90	$15.90	$14.45
Total return (%)[4,5]	2.33	[6]	31.92	(1.65)	(0.06)	10.03	31.72
Ratios and supplemental data
Net assets, end of period (in millions)	$39		$43	$39	$42	$37	$33
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94	[7]	1.95	1.96	1.95	2.02	2.08
Expenses including reductions	1.93	[7]	1.94	1.95	1.95	2.01	2.07
Net investment income	0.33	[7]	1.03	0.57	0.39	0.21	0.03
Portfolio turnover (%)	13		24	38	21	21	18

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       23

Class I Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	[2]
Per share operating performance
Net asset value, beginning of period	$21.14		$16.98	$16.93
Net investment income[3]	0.14		0.39	0.02
Net realized and unrealized gain (loss) on investments	0.44		5.12	0.03
Total from investment operations	0.58		5.51	0.05
Less distributions
From net investment income	(0.49)		(0.20)	—
From net realized gain	(1.22)		(1.15)	—
Total distributions	(1.71)		(1.35)	—
Net asset value, end of period	$20.01		$21.14	$16.98
Total return (%)[4]	2.77	[5]	33.34	0.30	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$42		$39	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	[6]	0.94	1.00	[6]
Expenses including reductions	0.93	[6]	0.93	0.99	[6]
Net investment income	1.33	[6]	1.97	0.68	[6]
Portfolio turnover (%)	13		24	38	[7]

[1]	Six months ended 4-30-18. Unaudited.
[2]	The inception date for Class I shares is 9-9-16.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 11-1-15 to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       24

Class R6 Shares Period ended	4-30-18	[1]	10-31-17	[2]
Per share operating performance
Net asset value, beginning of period	$21.14		$19.58
Net investment income[3]	0.21		0.05
Net realized and unrealized gain on investments	0.39		1.51
Total from investment operations	0.60		1.56
Less distributions
From net investment income	(0.51)		—
From net realized gain	(1.22)		—
Total distributions	(1.73)		—
Net asset value, end of period	$20.01		$21.14
Total return (%)[4]	2.87	[5]	7.97
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	[7]	0.85	[7]
Expenses including reductions	0.84	[7]	0.84	[7]
Net investment income	2.13	[7]	1.54	[7]
Portfolio turnover (%)	13		24	[8]

[1]	Six months ended 4-30-18. Unaudited.
[2]	The inception date for Class R6 shares is 8-30-17.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 11-1-16 to 10-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       25

Class NAV Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13	[2]
Per share operating performance
Net asset value, beginning of period	$21.14		$16.99	$17.33	$17.31	$15.66	$14.79
Net investment income[3]	0.15		0.42	0.28	0.27	0.23	0.04
Net realized and unrealized gain (loss) on investments	0.45		5.10	(0.38)	(0.08)	1.54	0.83
Total from investment operations	0.60		5.52	(0.10)	0.19	1.77	0.87
Less distributions
From net investment income	(0.51)		(0.22)	(0.24)	(0.17)	(0.12)	—
From net realized gain	(1.22)		(1.15)	—	—	—	—
Total distributions	(1.73)		(1.37)	(0.24)	(0.17)	(0.12)	—
Net asset value, end of period	$20.01		$21.14	$16.99	$17.33	$17.31	$15.66
Total return (%)[4]	2.88	[5]	33.38	(0.54)	1.08	11.40	5.88	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$512		$532	$524	$769	$732	$469
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	[6]	0.83	0.83	0.81	0.83	0.85	[6]
Expenses including reductions	0.82	[6]	0.83	0.82	0.80	0.82	0.84	[6]
Net investment income	1.44	[6]	2.14	1.73	1.55	1.36	0.84	[6]
Portfolio turnover (%)	13		24	38	21	21	18	[7]

[1]	Six months ended 4-30-18. Unaudited.
[2]	The inception date for Class NAV shares is 7-12-13.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 11-1-12 to 10-31-13.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       26

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Financial Industries Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Class B shares convert to Class A shares eight years after purchase. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Effective May 1, 2018, Class C shares convert to Class A shares 10 years after purchase (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including closed-end funds, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       27

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2018, by major security category or type:

	Total value at 4-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Financials
Banks	$498,757,428	$434,359,812	$64,397,616	—
Capital markets	77,190,368	57,096,485	20,093,883	—
Consumer finance	46,925,739	46,925,739	—	—
Diversified financial services	52,076,109	42,120,458	9,955,651	—
Insurance	158,766,871	155,095,471	3,671,400	—
Thrifts and mortgage finance	11,579,569	11,579,569	—	—
Information technology
IT services	4,505,870	4,505,870	—	—
Real estate
Equity real estate investment trusts	36,400,994	22,851,012	13,549,982	—
Real estate management and development	4,812,509	—	4,812,509	—
Preferred securities	4,284,336	—	4,284,336	—
Investment companies	40,934	—	40,934	—
Warrants	993,975	993,975	—	—
Securities lending collateral	2,465,063	2,465,063	—	—
Short-term investments	11,904,000	—	11,904,000	—
Total investments in securities	$910,703,765	$777,993,454	$132,710,311	—
Derivatives:
Assets
Forward foreign currency contracts	$5,806,017	—	$5,806,017	—
Liabilities
Forward foreign currency contracts	(1,953,187)	—	(1,953,187)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       28

agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of April 30, 2018, the fund loaned common stocks valued at $2,410,536 and received $2,466,222 of cash collateral.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       29

exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales.  Estimated taxes are accrued based on unrealized appreciation of such securities.  Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended April 30, 2018, the fund had no borrowings under line of credit. Commitment fees for the six months ended April 30, 2018 were $2,663.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

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Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions, partnerships, wash sale loss deferrals and investments in passive foreign investment companies.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forward are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended April 30, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $200.1 million to $256.4 million, as measured at each quarter end.

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Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$5,806,017	($1,953,187)

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Forward foreign currency contracts
Foreign currency	($5,142,258)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Foreign currency	($19,013)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $250 million of the fund's aggregate average daily net assets, (b) 0.775% of the next $250 of the fund's aggregate average daily net assets, (c) 0.750% of the next $500 million of the fund's aggregate average daily net assets; and (d) 0.725% of the fund's aggregate average daily net assets in excess in $1 billion. Aggregate net assets include the net assets of the fund and Financial Industries Trust, a series of John Hancock Variable Insurance Trust. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       32

aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2018, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

For the six months ended April 30, 2018, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$14,447	Class R6	$8
Class B	173	Class NAV	22,350
Class C	1,770	Total	$40,531
Class I	1,783

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2018 were equivalent to a net annual effective rate of 0.75% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $148,602 for the six months ended April 30, 2018. Of this amount, $23,912 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $118,082 was paid as sales commissions to broker-dealers and $6,608 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2018, CDSCs received by the Distributor amounted to $1, $718 and $2,419 for Class A, Class B and Class C shares, respectively.

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       33

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$485,733	$182,832
Class B	20,305	2,191
Class C	207,188	22,399
Class I	—	23,026
Class R6	—	11
Total	$713,226	$230,459

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2018 and for the year ended October 31, 2017 were as follows:

		Six months ended 4-30-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	562,365	$11,520,707	3,142,115	$61,032,080
Distributions reinvested	1,180,158	23,555,955	1,024,607	19,498,275
Repurchased	(2,039,212)	(41,593,106)	(3,942,397)	(75,856,761)
Net increase (decrease)	(296,689)	($6,516,444)	224,325	$4,673,594
Class B shares
Sold	1,681	$31,505	17,674	$321,137
Distributions reinvested	17,297	313,763	19,913	347,079
Repurchased	(57,471)	(1,071,207)	(140,055)	(2,499,861)
Net decrease	(38,493)	($725,939)	(102,468)	($1,831,645)
Class C shares
Sold	108,649	$2,013,273	570,364	$10,216,336
Distributions reinvested	152,146	2,766,022	135,597	2,367,520
Repurchased	(348,485)	(6,436,677)	(967,110)	(17,380,996)
Net decrease	(87,690)	($1,657,382)	(261,149)	($4,797,140)

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       34

		Six months ended 4-30-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class I shares
Sold	527,349	$10,910,062	2,099,161	$39,998,145
Distributions reinvested	142,645	2,841,483	35,943	682,547
Repurchased	(434,471)	(8,862,521)	(506,920)	(9,988,560)
Net increase	235,523	$4,889,024	1,628,184	$30,692,132
Class R6 shares[1]
Sold	21,826	$442,429	2,554	$50,000
Net increase	21,826	$442,429	2,554	$50,000
Class NAV shares
Sold	600,596	$12,242,755	1,999,930	$38,704,240
Distributions reinvested	2,128,128	42,371,018	1,872,243	35,535,171
Repurchased	(2,278,775)	(47,744,322)	(9,549,655)	(185,788,107)
Net increase (decrease)	449,949	$6,869,451	(5,677,482)	($111,548,696)
Total net increase (decrease)	284,426	$3,301,139	(4,186,036)	($82,761,755)

1The inception date for Class R6 shares is 8-30-17.

Affiliates of the fund owned 100% of shares of Class R6 and Class NAV, on April 30, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $115,876,056 and $183,229,363, respectively, for the six months ended April 30, 2018.

Note 8 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At April 30, 2018, funds within the John Hancock group of funds complex held 55.9% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	20.4%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	16.5%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	8.0%

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       35

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK FINANCIAL INDUSTRIES FUND       36

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Financial Industries Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF450364	70SA 4/18 6/18

John Hancock

Regional Bank Fund

Semiannual report 4/30/18

A message to shareholders

Dear shareholder,

Financial markets around the world experienced a meaningful rise in volatility in the last half of the reporting period, leading to some mixed results for equity investors. Stocks generally declined late in the period as investors reacted to a potential trade war between the United States and China and the prospect of rising inflation. While some in the asset management community believe the sell-off will be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end, and that now appears to be the case.

Ultimately, the asset prices of stocks are underpinned by fundamentals, and the good news is that those continue to appear supportive. Unemployment remained close to historic lows, consumer confidence rose, and the housing market continued to notch steady gains. One moderating factor was the U.S. Federal Reserve's steady tightening of monetary policy. While higher interest rates alone may not cause the economy to pull back, markets will be closely attuned to any sign of policymakers quickening the pace of interest-rate increases in the year ahead.

Your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Regional Bank Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
24	Notes to financial statements
30	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       1

Your fund at a glance

INVESTMENT OBJECTIVES

The fund seeks long-term capital appreciation. Moderate income is a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/18 (%)

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Bank stocks advanced until they were interrupted by higher volatility across equities

After making strong gains in the first half of the period, bank stocks' price increases were temporarily halted by volatility stemming from inflation fears and the threat of trade wars.

The fund outperformed its benchmark

The fund outperformed both its benchmark, the S&P Composite 1500 Banks Index, and the broad stock market, as measured by the S&P 500 Index.

A variety of tailwinds boosted regional bank performance

A number of tailwinds supported regional bank stocks, including rising interest rates, tax reform, an improved regulatory backdrop, increased merger-and-acquisition activity, and benign credit conditions.

TOP 10 HOLDINGS AS OF 4/30/18 (%)

KeyCorp	3.4
Bank of America Corp.	3.2
SunTrust Banks, Inc.	3.1
Citizens Financial Group, Inc.	3.1
The PNC Financial Services Group, Inc.	3.1
JPMorgan Chase & Co.	3.1
Comerica, Inc.	2.9
BB&T Corp.	2.8
U.S. Bancorp	2.7
M&T Bank Corp.	2.6
TOTAL	30.0
As a percentage of net assets.
Cash and cash equivalents are not included.

A note about risks

A portfolio concentrated in one sector or industry or that holds a limited number of securities may fluctuate more than a more broadly invested portfolio. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       3

Discussion of fund performance

An interview with Portfolio Manager Lisa A. Welch, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Lisa A. Welch
Portfolio Manager
John Hancock Asset Management

How would you describe the market environment during the six-month period ended April 30, 2018?

Several major events that closely concerned banks occurred during the period. The first was the continued advance of a Congressional bill to dismantle parts of the Dodd-Frank Wall Street Reform and Consumer Protection Act, a set of stringent rules that has governed key aspects of the U.S. banking system since 2010. One of the changes contemplated in this regulatory reform bill is to raise the SIFI (systemically important financial institution) level from $50 billion in total assets to $250 billion. If this change is instituted, it could result in higher capital returns, lower expenses, and an increase in merger-and-acquisition (M&A) activity among regional banks.

The second event was the passage of corporate tax reform at the end of 2017. Most banks pay high tax rates, so the reduction of the corporate tax rate will generally carry outsized benefits for banks. In addition, the tax reform overhaul included provisions related to the immediate expensing of investments, which could potentially give a boost to loan growth as corporate America borrows to facilitate these outlays. The third event was the start of the first term of a new Chair at the U.S. Federal Reserve (Fed): Jerome Powell, a Trump appointee who took the reins from Janet Yellen in early February and who has publicly stated his support of loosening the regulatory burden on smaller U.S. banks.

While the foregoing events were unfolding, the first half of the period saw strong market performance, but volatility returned to global stock markets at the end of January. This was caused by a combination of factors, including an increase in U.S. inflation expectations, rising interest rates, and fears of an impending trade war between the United States and China.

Despite the market volatility, the Fed provided a relatively upbeat assessment of the U.S. economy in mid-March. This positive outlook was accompanied by the Fed's second 25-basis-point rate hike

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       4

during the period, as well as by the Fed's slightly higher expectations for raising interest rates through 2019. Against a backdrop of generally solid economic data, the 10-year U.S. Treasury briefly rose above the 3% threshold in late April for the first time since 2014. Looking ahead, we expect rising interest rates to continue to be a tailwind for bank earnings.

The fund outperformed its benchmark, the S&P Composite 1500 Banks Index. What factors drove this result?

The fund had an overweight position in small- and mid-cap banks, which benefited from factors like the stronger economy, tax-reform, higher interest rates, and regulatory easing. These conditions gave a boost to the sector overall, but particularly to regional banks. In addition, our stock selection decisions—and our focus on smaller banks, which outperformed the larger-bank group during the period—helped the fund exceed the benchmark return.

Which stocks stood out as contributors to the fund's relative results?

The fund's position in Texas-based Cullen/Frost Bankers, Inc. was a strong contributor. This midsize bank's earnings in both the fourth quarter of 2017 and first quarter of 2018 exceeded expectations as a result of strong loan growth, and the company raised its earnings guidance for 2018. Another Texas-based holding, Comerica, Inc., was a top performer for the fund. During the period, this bank delivered solid earnings, controlled deposit costs, and had a strong increase in its net interest margin. We believe this mid-cap bank is well positioned for an environment of rising interest rates.

A third stock that stood out as a large contributor was that of SVB Financial Group (SIVB). SIVB is

INDUSTRY COMPOSITION AS OF 4/30/18 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       5

the parent of Silicon Valley Bank, whose business is closely tied to the venture capital, technology, and life sciences industries. The bank reported better-than-expected loan and earnings growth for the first calendar quarter, which led SIVB to raise its guidance for company earnings in 2018 and gave the stock a substantial boost in the closing week of the period.

Which stocks were among the largest detractors from relative results?

One of the largest detractors from the fund's relative results was the stock of Chicago-based MB Financial, Inc. The bank failed to meet earnings expectations for the fourth quarter of 2017 due to sluggish loan growth and compression of its net interest margin mainly due to excess cash balances. We continue to believe in MB Financial's prospects, however, and we added to this position as the stock weakened.

Another large detractor was the stock of Capital One Financial Corp. The stock suffered toward the end of the period after the bank temporarily suspended its share repurchase program. In the latest iteration of banking industry stress tests, credit-card-related losses are treated more harshly than they were in past tests. Because banks are judged by their prospective ability to weather an economic downturn under the Fed's economic assumptions, Capital One decided to temporarily halt its share buyback to retain earnings and improve its capital position with the intent to perform well in this year's severely stressed scenario. Although fundamentals were solid, the buyback announcement drove the stock price down.

In addition, the fund's benchmark-relative underweight positions in JPMorgan Chase & Co. and Bank of America Corp. were detractors. These stocks performed well during the period, and so our underweight versus their outsized levels in the benchmark hurt the fund's relative results.

How was the fund positioned at the end of the period?

We did not make any significant changes to the fund's portfolio during the period, although we did use the occasion of broad market weakness to add to positions where we maintained our strongest convictions. In addition, we held on to some positions that we inherited from M&A activity, in which companies we owned were acquired and where we liked the acquiring companies' fundamentals.

What is your outlook for bank stocks?

We continue to see tailwinds that we think are likely to support bank stocks moving forward. Net interest margins for banks continue to improve in the context of rising interest rates, and corporate

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       6

tax reform may lead to over 25% year-over-year operating earnings growth for many banks in 2018. Furthermore, we see no signs of deterioration in banks' loan portfolios, and loan growth is picking up. Smaller banks have been growing loans at a faster pace than larger banks, which is a positive from the perspective of how the fund is positioned.

Many investors in banks today are aware of the cyclical factors that support the outlook for the sector. Interest rates and the economy, for example, are generally understood to be on the upswing, and these conditions tend to bolster net interest margins and loan growth, and limit credit costs for banking companies. But we would also stress that the sector provides even more fundamental support for banks in the form of long-term, secular changes. These catalysts for outperformance include M&A activity, particularly among the smaller banks. Over time, M&A activity typically leads to the creation of structural efficiencies, which drive higher returns sector wide.

In addition, the improving regulatory environment may benefit the sector over a substantial timeframe, leading to positive changes in compliance cost structures, improving operating leverage, and potentially more M&A activity. Lastly, tax reform has led to a dramatic improvement in earnings growth expectations for 2018 and has the potential to reset expectations higher for return on equity ascribed to the entire sector. Overall, then, we take a very positive view of the sector, particularly as the valuations remain below their long-term average, and we continue to see a proliferation of compelling investment opportunities for long-term investors.

MANAGED BY

Lisa A. Welch On the fund since 2002 Investing since 1986
Susan A. Curry On the fund since 2006 Investing since 1993
Ryan P. Lentell, CFA On the fund since 2015 Investing since 1999

The views expressed in this report are exclusively those of Lisa A. Welch, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  APRIL 30, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A	9.20	17.31	9.97	1.13	122.20	158.61
Class B	9.19	17.48	9.91	1.11	123.83	157.24
Class C	13.16	17.70	9.76	5.10	125.86	153.80
Class I1,2	15.34	18.64	10.59	6.60	135.08	173.56
Class R6[1,2]	15.29	18.59	10.56	6.69	134.58	172.98
Index 1†	18.18	16.41	5.36	4.34	113.73	68.64
Index 2†	13.27	12.96	9.02	3.82	83.93	137.11

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6*
Gross/Net (%)	1.24	1.94	1.94	0.93	0.84

*Expenses have been estimated for the class's first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the S&P Composite 1500 Banks Index; Index 2 is the S&P 500 Index.
SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Regional Bank Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	4-30-08	25,724	25,724	16,864	23,711
Class C3	4-30-08	25,380	25,380	16,864	23,711
Class I1,2	4-30-08	27,356	27,356	16,864	23,711
Class R6[1,2]	4-30-08	27,298	27,298	16,864	23,711

The S&P Composite 1500 Banks Index is an unmanaged index of banking sector stocks in the S&P 1500 Index.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

1	For certain types of investors as described in the fund's prospectus.
2	Class I shares were first offered on 9/9/16; Class R6 shares were first offered on 8/30/17. Returns prior to these dates are those of Class A (first offered on 1/3/92) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2017, with the same investment held until April 30, 2018.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2018, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2017, with the same investment held until April 30, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 11-1-2017	Ending value on 4-30-2018	Expenses paid during period ended 4-30-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,064.50	$6.19	1.21%
	Hypothetical example for comparison purposes	1,000.00	1,018.80	6.06	1.21%
Class B	Actual expenses/actual returns	1,000.00	1,061.10	9.76	1.91%
	Hypothetical example for comparison purposes	1,000.00	1,015.30	9.54	1.91%
Class C	Actual expenses/actual returns	1,000.00	1,061.00	9.76	1.91%
	Hypothetical example for comparison purposes	1,000.00	1,015.30	9.54	1.91%
Class I	Actual expenses/actual returns	1,000.00	1,066.00	4.71	0.92%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	4.61	0.92%
Class R6	Actual expenses/actual returns	1,000.00	1,066.90	4.20	0.82%
	Hypothetical example for comparison purposes	1,000.00	1,020.70	4.11	0.82%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       11

Fund’s investments
AS OF 4-30-18 (unaudited)
	Shares	Value
Common stocks 96.1%		$2,210,285,760
(Cost $1,327,276,890)
Financials 96.1%		2,210,285,760
Banks 90.7%
1st Source Corp.	233,838	12,159,576
Access National Corp.	251,455	6,992,964
American Business Bank (A)	187,834	7,475,605
Ameris Bancorp	538,214	27,825,664
Atlantic Capital Bancshares, Inc. (A)	568,971	10,981,140
Bank of America Corp.	2,446,923	73,211,936
Bank of Commerce Holdings	125,300	1,397,095
Bank of Hawaii Corp.	228,376	19,231,543
Bank of Marin Bancorp	142,445	10,334,385
Bar Harbor Bankshares	295,322	8,629,309
BB&T Corp.	1,227,340	64,803,552
Berkshire Hills Bancorp, Inc.	665,212	25,244,795
BOK Financial Corp.	317,539	31,969,827
Bryn Mawr Bank Corp.	483,521	21,565,037
Cambridge Bancorp	21,955	1,953,995
Camden National Corp.	163,055	7,224,967
Carolina Financial Corp.	140,407	5,505,358
Chemical Financial Corp.	680,442	37,349,461
Citizens Financial Group, Inc.	1,728,871	71,730,858
City Holding Company	98,337	7,038,962
Civista Bancshares, Inc.	232,986	5,344,699
Columbia Banking System, Inc.	482,417	19,397,988
Comerica, Inc.	714,543	67,581,477
Commerce Bancshares, Inc.	245,454	15,591,238
Community Bank System, Inc.	111,504	6,272,100
County Bancorp, Inc.	86,928	2,447,892
Cullen/Frost Bankers, Inc.	464,925	53,210,666
DNB Financial Corp.	27,917	972,907
Eagle Bancorp Montana, Inc.	115,091	2,255,784
East West Bancorp, Inc.	433,453	28,876,639
Equity Bancshares, Inc., Class A (A)	292,543	11,154,665
Evans Bancorp, Inc.	126,399	5,725,875
FCB Financial Holdings, Inc., Class A (A)	440,404	25,455,351
Fifth Third Bancorp	1,285,846	42,651,512
First Bancorp, Inc.	142,456	3,948,880
First Business Financial Services, Inc.	198,880	5,168,891
First Citizens BancShares, Inc., Class A	24,963	10,791,255
First Community Corp.	225,917	5,207,387
First Connecticut Bancorp, Inc.	359,669	8,668,023
First Financial Bancorp	903,999	27,978,769
12	JOHN HANCOCK REGIONAL BANK FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
First Hawaiian, Inc.	531,349	$14,638,665
First Merchants Corp.	486,176	20,944,462
Flushing Financial Corp.	287,174	7,440,678
FNB Corp.	1,706,461	22,183,993
German American Bancorp, Inc.	220,319	7,435,766
Glacier Bancorp, Inc.	459,805	17,026,579
Great Southern Bancorp, Inc.	111,905	5,914,179
Great Western Bancorp, Inc.	580,423	23,878,602
Hancock Holding Company	638,106	31,171,478
Heritage Commerce Corp.	883,103	14,562,368
Heritage Financial Corp.	312,058	9,268,123
Horizon Bancorp	621,444	17,872,729
Howard Bancorp, Inc. (A)	439,475	8,350,025
Huntington Bancshares, Inc.	2,093,691	31,216,933
Independent Bank Corp. (MA)	503,937	36,434,645
Independent Bank Corp. (MI)	177,844	4,250,472
JPMorgan Chase & Co.	646,151	70,288,306
KeyCorp	3,856,995	76,831,340
Level One Bancorp, Inc. (A)	71,425	2,071,325
M&T Bank Corp.	327,041	59,609,763
Mackinac Financial Corp.	221,252	3,489,144
MB Financial, Inc.	915,758	39,029,606
MidWestOne Financial Group, Inc.	73,080	2,358,292
MutualFirst Financial, Inc.	98,669	3,626,086
National Commerce Corp. (A)	112,330	4,863,889
Nicolet Bankshares, Inc. (A)	93,114	5,174,345
Northrim BanCorp, Inc.	115,833	4,077,322
Old National Bancorp	1,781,971	30,649,901
Old Second Bancorp, Inc.	430,808	6,160,554
Pacific Premier Bancorp, Inc. (A)	436,943	17,368,484
PacWest Bancorp	398,772	20,433,077
Park National Corp.	159,596	17,217,216
Peoples Bancorp, Inc.	262,973	9,430,212
Pinnacle Financial Partners, Inc.	666,628	42,697,523
Presidio Bank (A)	32,718	868,663
QCR Holdings, Inc.	134,234	6,074,089
Regions Financial Corp.	3,009,419	56,276,135
Renasant Corp.	476,584	21,555,894
SB Financial Group, Inc.	62,801	1,186,939
SBT Bancorp, Inc.	51,192	1,612,548
Shore Bancshares, Inc.	249,645	4,516,078
South State Corp.	221,361	19,158,795
Southern First Bancshares, Inc. (A)	220,190	10,095,712
State Bank Financial Corp.	154,894	4,880,710
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	13

	Shares	Value
Financials (continued)
Banks (continued)
Stock Yards Bancorp, Inc.	299,900	$11,231,255
SunTrust Banks, Inc.	1,080,573	72,182,276
SVB Financial Group (A)	188,356	56,433,341
The Community Financial Corp.	78,161	2,816,922
The First Bancshares, Inc.	156,965	5,077,818
The First of Long Island Corp.	78,735	2,086,478
The PNC Financial Services Group, Inc.	486,570	70,849,458
Towne Bank	219,832	6,572,977
TriCo Bancshares	373,002	13,939,085
U.S. Bancorp	1,238,873	62,501,143
Union Bankshares Corp.	532,620	20,138,362
United Bankshares, Inc.	339,891	11,539,299
Washington Trust Bancorp, Inc.	288,647	15,991,044
Wells Fargo & Company	518,283	26,929,985
Western Alliance Bancorp (A)	581,622	34,304,066
Zions Bancorporation	1,057,623	57,904,860
Consumer finance 1.6%
Capital One Financial Corp.	397,124	35,987,377
Thrifts and mortgage finance 3.8%
BSB Bancorp, Inc. (A)	237,109	7,646,765
First Defiance Financial Corp.	268,568	16,022,767
OP Bancorp (A)	70,971	894,235
Provident Financial Holdings, Inc.	172,501	3,165,393
Provident Financial Services, Inc.	329,936	8,617,928
Southern Missouri Bancorp, Inc.	276,415	9,646,884
United Community Financial Corp.	1,045,033	10,586,184
Westbury Bancorp, Inc. (A)	133,217	2,964,078

WSFS Financial Corp.	573,575	28,736,108
Preferred securities 0.2%		$5,133,752
(Cost $3,537,253)
Financials 0.2%		5,133,752
Banks 0.2%
OFG Bancorp, Series C, 8.750%	2,184	2,801,494
SB Financial Group, Inc., 6.500%	124,900	2,332,258

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 0.1%				$2,082,607
(Cost $2,016,000)
Financials 0.1%				2,082,607
Banks 0.1%
Old Second Bancorp, Inc. (5.750% to 12-31-21, then 3 month LIBOR + 3.850%)	5.750	12-31-26	2,016,000	2,082,607

14	JOHN HANCOCK REGIONAL BANK FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.3%				$75,106,000
(Cost $75,106,000)
U.S. Government Agency 1.7%				39,114,000
Federal Home Loan Bank Discount Note	1.580	05-01-18	39,114,000	39,114,000

	Par value^	Value
Repurchase agreement 1.6%		35,992,000
Barclays Tri-Party Repurchase Agreement dated 4-30-18 at 1.700% to be repurchased at $34,682,638 on 5-1-18, collateralized by $38,413,600 U.S. Treasury Notes, 1.625% - 2.000% due 9-30-20 to 2-15-26 (valued at $35,376,292, including interest)	34,681,000	34,681,000
Repurchase Agreement with State Street Corp. dated 4-30-18 at 0.740% to be repurchased at $1,311,027 on 5-1-18, collateralized by $1,390,000 U.S. Treasury Notes, 2.125% due 2-29-24 (valued at $1,339,699, including interest)	1,311,000	1,311,000

Total investments (Cost $1,407,936,143) 99.7%	$2,292,608,119
Other assets and liabilities, net 0.3%	7,991,455
Total net assets 100.0%	$2,300,599,574

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
LIBOR	London Interbank Offered Rate
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 4-30-18, the aggregate cost of investments for federal income tax purposes was $1,409,252,970. Net unrealized appreciation aggregated to $883,355,149, of which $885,311,372 related to gross unrealized appreciation and $1,956,223 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK REGIONAL BANK FUND	15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-18 (unaudited)

Assets
Investments, at value (Cost $1,407,936,143)	$2,292,608,119
Cash	954
Receivable for investments sold	2,282,407
Receivable for fund shares sold	10,989,828
Dividends and interest receivable	704,630
Other receivables and prepaid expenses	182,030
Total assets	2,306,767,968
Liabilities
Payable for investments purchased	3,605,575
Payable for fund shares repurchased	1,341,898
Payable to affiliates
Accounting and legal services fees	224,661
Transfer agent fees	213,589
Distribution and service fees	534,065
Trustees' fees	2,398
Other liabilities and accrued expenses	246,208
Total liabilities	6,168,394
Net assets	$2,300,599,574
Net assets consist of
Paid-in capital	$1,405,820,819
Accumulated distributions in excess of net investment income	(407,912)
Accumulated net realized gain (loss) on investments	10,514,691
Net unrealized appreciation (depreciation) on investments	884,671,976
Net assets	$2,300,599,574

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($1,211,980,522 ÷ 42,349,725 shares)[1]	$28.62
Class B ($7,286,453 ÷ 268,699 shares)[1]	$27.12
Class C ($286,704,853 ÷ 10,552,069 shares)[1]	$27.17
Class I ($792,971,827 ÷ 27,705,488 shares)	$28.62
Class R6 ($1,655,919 ÷ 57,850 shares)	$28.62
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$30.13

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       16

STATEMENT OF OPERATIONS  For the six months ended 4-30-18 (unaudited)

Investment income
Dividends	$18,118,899
Interest	779,617
Less foreign taxes withheld	(9,555)
Total investment income	18,888,961
Expenses
Investment management fees	7,802,223
Distribution and service fees	3,092,629
Accounting and legal services fees	228,471
Transfer agent fees	1,128,301
Trustees' fees	18,018
State registration fees	106,837
Printing and postage	90,159
Professional fees	50,903
Custodian fees	113,053
Other	19,682
Total expenses	12,650,276
Less expense reductions	(88,439)
Net expenses	12,561,837
Net investment income	6,327,124
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	11,833,941
11,833,941
Change in net unrealized appreciation (depreciation) of
Investments	102,805,507
102,805,507
Net realized and unrealized gain	114,639,448
Increase in net assets from operations	$120,966,572

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-18	Year ended 10-31-17
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$6,327,124	$8,871,906
Net realized gain	11,833,941	26,699,824
Change in net unrealized appreciation (depreciation)	102,805,507	332,486,786
Increase in net assets resulting from operations	120,966,572	368,058,516
Distributions to shareholders
From net investment income
Class A	(3,728,111)	(6,048,030)
Class B	(1,424)	(1,426)
Class C	(40,085)	(33,549)
Class I	(2,959,727)	(2,888,571)
Class R6[1]	(5,689)	(152)
From net realized gain
Class A	(15,326,310)	(25,609,882)
Class B	(123,998)	(306,566)
Class C	(3,538,652)	(3,888,688)
Class I	(7,683,181)	(2,768,718)
Class R6[1]	(8,632)	—
Total distributions	(33,415,809)	(41,545,582)
From fund share transactions	324,982,046	669,105,097
Total increase	412,532,809	995,618,031
Net assets
Beginning of period	1,888,066,765	892,448,734
End of period	$2,300,599,574	$1,888,066,765
Accumulated distributions in excess of net investment income	($407,912)	—

[1]	The inception date for Class R6 shares is 8-30-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       18

Financial highlights

Class A Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$27.34		$20.88	$19.55	$19.58	$18.36	$14.70
Net investment income[2]	0.09		0.15	0.16	0.11	0.09	0.09
Net realized and unrealized gain on investments	1.66		7.08	2.10	1.27	2.39	4.37
Total from investment operations	1.75		7.23	2.26	1.38	2.48	4.46
Less distributions
From net investment income	(0.09)		(0.14)	(0.16)	(0.11)	(0.08)	(0.09)
From net realized gain	(0.38)		(0.63)	(0.77)	(1.30)	(1.18)	(0.71)
Total distributions	(0.47)		(0.77)	(0.93)	(1.41)	(1.26)	(0.80)
Net asset value, end of period	$28.62		$27.34	$20.88	$19.55	$19.58	$18.36
Total return (%)[3,4]	6.45	[5]	34.96	12.08	7.66	14.14	31.99
Ratios and supplemental data
Net assets, end of period (in millions)	$1,212		$1,120	$769	$684	$663	$632
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	[6]	1.24	1.28	1.27	1.29	1.33
Expenses including reductions	1.21	[6]	1.24	1.27	1.26	1.28	1.32
Net investment income	0.62	[6]	0.57	0.84	0.58	0.48	0.57
Portfolio turnover (%)	2		4	11	13	16	12

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       19

Class B Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$25.93		$19.86	$18.64	$18.75	$17.68	$14.21
Net investment income (loss)[2]	—	[3]	(0.03)	0.03	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain on investments	1.57		6.73	1.99	1.21	2.29	4.21
Total from investment operations	1.57		6.70	2.02	1.19	2.25	4.19
Less distributions
From net investment income	—	[3]	— [3]	(0.03)	— [3]	—	(0.01)
From net realized gain	(0.38)		(0.63)	(0.77)	(1.30)	(1.18)	(0.71)
Total distributions	(0.38)		(0.63)	(0.80)	(1.30)	(1.18)	(0.72)
Net asset value, end of period	$27.12		$25.93	$19.86	$18.64	$18.75	$17.68
Total return (%)[4,5]	6.11	[6]	34.01	11.28	6.94	13.30	31.05
Ratios and supplemental data
Net assets, end of period (in millions)	$7		$9	$10	$14	$16	$19
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	[7]	1.94	1.98	1.97	1.98	2.03
Expenses including reductions	1.91	[7]	1.94	1.97	1.96	1.98	2.02
Net investment income (loss)	(0.04	) [7]	(0.12)	0.16	(0.11)	(0.21)	(0.12)
Portfolio turnover (%)	2		4	11	13	16	12

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       20

Class C Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	10-31-15	10-31-14	10-31-13
Per share operating performance
Net asset value, beginning of period	$25.98		$19.90	$18.67	$18.78	$17.70	$14.23
Net investment income (loss)[2]	(0.01)		(0.03)	0.02	(0.02)	(0.04)	(0.02)
Net realized and unrealized gain on investments	1.58		6.74	2.01	1.21	2.30	4.21
Total from investment operations	1.57		6.71	2.03	1.19	2.26	4.19
Less distributions
From net investment income	—	[3]	— [3]	(0.03)	— [3]	—	(0.01)
From net realized gain	(0.38)		(0.63)	(0.77)	(1.30)	(1.18)	(0.71)
Total distributions	(0.38)		(0.63)	(0.80)	(1.30)	(1.18)	(0.72)
Net asset value, end of period	$27.17		$25.98	$19.90	$18.67	$18.78	$17.70
Total return (%)[4,5]	6.10	[6]	33.99	11.31	6.93	13.35	31.00
Ratios and supplemental data
Net assets, end of period (in millions)	$287		$237	$107	$88	$65	$51
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	[7]	1.94	1.98	1.97	1.99	2.02
Expenses including reductions	1.91	[7]	1.93	1.97	1.97	1.98	2.02
Net investment income (loss)	(0.09	) [7]	(0.13)	0.14	(0.13)	(0.22)	(0.15)
Portfolio turnover (%)	2		4	11	13	16	12

[1]	Six months ended 4-30-18. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       21

Class I Shares Period ended	4-30-18	[1]	10-31-17	10-31-16	[2]
Per share operating performance
Net asset value, beginning of period	$27.34		$20.87	$20.53
Net investment income[3]	0.12		0.22	0.02
Net realized and unrealized gain (loss) on investments	1.67		7.10	0.38
Total from investment operations	1.79		7.32	0.40
Less distributions
From net investment income	(0.13)		(0.22)	(0.06)
From net realized gain	(0.38)		(0.63)	—
Total distributions	(0.51)		(0.85)	(0.06)
Net asset value, end of period	$28.62		$27.34	$20.87
Total return (%)[4]	6.60	[5]	35.41	1.95	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$793		$523	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	[6]	0.93	1.02	[6]
Expenses including reductions	0.92	[6]	0.92	1.02	[6]
Net investment income	0.89	[6]	0.87	0.55	[6]
Portfolio turnover (%)	2		4	11	[7]

[1]	Six months ended 4-30-18. Unaudited.
[2]	The inception date for Class I shares is 9-9-16.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
[7]	The portfolio turnover is shown for the period from 11-1-15 to 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       22

Class R6 Shares Period ended	4-30-18	[1]	10-31-17	[2]
Per share operating performance
Net asset value, beginning of period	$27.34		$24.81
Net investment income[3]	0.10		0.04
Net realized and unrealized gain on investments	1.70		2.57
Total from investment operations	1.80		2.61
Less distributions
From net investment income	(0.14)		(0.08)
From net realized gain	(0.38)		—
Total distributions	(0.52)		(0.08)
Net asset value, end of period	$28.62		$27.34
Total return (%)[4]	6.69	[5]	10.52	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2		—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.83	[7]	0.84	[7]
Expenses including reductions	0.82	[7]	0.83	[7]
Net investment income	0.69	[7]	0.91	[7]
Portfolio turnover (%)	2		4	[8]

[1]	Six months ended 4-30-18. Unaudited.
[2]	The inception date for Class R6 shares is 8-30-17.
[3]	Based on average daily shares outstanding.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The portfolio turnover is shown for the period from 11-1-16 to 10-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       23

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Regional Bank Fund (the fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation. Moderate income is a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class B shares convert to Class A shares eight years after purchase. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Effective May 1, 2018, Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       24

issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2018, by major security category or type:

	Total value at 4-30-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$2,210,285,760	$2,210,285,760	—	—
Preferred securities	5,133,752	—	$5,133,752	—
Corporate bonds	2,082,607	—	2,082,607	—
Short-term investments	75,106,000	—	75,106,000	—
Total investments in securities	$2,292,608,119	$2,210,285,760	$82,322,359	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. Estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       25

security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the six months ended April 30, 2018, the fund had no borrowings under the line of credit. Commitment fees for the six months ended April 30, 2018 were $3,578.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31,2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       26

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.800% of the first $500 million of the fund's average daily net assets; (b) 0.750% of the next $500 million of the fund's average daily net assets; (c) 0.735% of the next $1 billion of the fund's average daily net assets; and (d) 0.725% of the fund's average daily net assets in excess of $2 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

For the six months ended April 30, 2018, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$49,583	Class I	$27,291
Class B	361	Class R6	37
Class C	11,167	Total	$88,439

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the six months ended April 30, 2018 were equivalent to a net annual effective rate of 0.75% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2018 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee
Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,824,161 for the six months ended April 30, 2018. Of this amount, $295,929 was retained and used for

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       27

printing prospectuses, advertising, sales literature and other purposes, $1,522,589 was paid as sales commissions to broker-dealers and $5,643 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2018, CDSCs received by the Distributor amounted to $111, $1,126 and $17,211 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$1,742,819	$629,266
Class B	42,382	4,576
Class C	1,307,428	141,816
Class I	—	352,591
Class R6	—	52
Total	$3,092,629	$1,128,301

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2018 and for the year ended October 31, 2017 were as follows:

		Six months ended 4-30-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,603,753	$159,937,338	22,722,778	$573,788,405
Distributions reinvested	631,967	17,596,737	1,158,072	29,234,191
Repurchased	(4,843,370)	(136,644,084)	(19,741,127)	(494,909,424)
Net increase	1,392,350	$40,889,991	4,139,723	$108,113,172

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       28

		Six months ended 4-30-18		Year ended 10-31-17
	Shares	Amount	Shares	Amount
Class B shares
Sold	6,338	$172,790	18,419	$440,917
Distributions reinvested	4,473	117,957	12,068	289,299
Repurchased	(96,127)	(2,590,211)	(193,993)	(4,641,042)
Net decrease	(85,316)	($2,299,464)	(163,506)	($3,910,826)
Class C shares
Sold	2,153,790	$58,471,941	5,502,677	$133,315,559
Distributions reinvested	121,752	3,216,692	131,185	3,151,917
Repurchased	(826,572)	(22,292,426)	(1,884,702)	(45,339,912)
Net increase	1,448,970	$39,396,207	3,749,160	$91,127,564
Class I shares
Sold	11,110,737	$317,646,602	23,788,964	$600,922,808
Distributions reinvested	326,958	9,115,633	178,130	4,507,009
Repurchased	(2,845,947)	(81,366,151)	(5,188,398)	(131,704,630)
Net increase	8,591,748	$245,396,084	18,778,696	$473,725,187
Class R6 shares[1]
Sold	59,171	$1,694,395	2,015	$50,000
Distributions reinvested	474	13,265	—	—
Repurchased	(3,810)	(108,432)	—	—
Net increase	55,835	$1,599,228	2,015	$50,000
Total net increase	11,403,587	$324,982,046	26,506,088	$669,105,097

1The inception date for Class R6 shares is 8-30-17.

Affiliates of the fund owned 41% of Class R6 shares on April 30, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $309,568,178 and $33,645,973, respectively, for the six months ended April 30, 2018.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       29

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK REGIONAL BANK FUND       30

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Regional Bank Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF450497	01SA 4/18 6/18

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.: Not applicable.

ITEM 13. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 15, 2018

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 15, 2018